Events occurring after the balance sheet date	6 Months Ended
Jun. 30, 2024
Events occurring after the balance sheet date
Events occurring after the balance sheet date

14.    Events occurring after the balance sheet date

In July 2024, the Management Board resolved on the introduction of the Fresenius Medical Care Long-Term Incentive Plan 2024+ (LTIP 2024+) as a successor plan to the Fresenius Medical Care Long-Term Incentive Plan 2022+ (LTIP 2022+). The overall plan design is largely similar to the LTIP 2022+ as, for example, participants can be allocated cash-settled Performance Shares that generally vest after three years. For allocations in 2024, the targets for the LTIP 2024+ are aligned with the targets for the MB LTIP 2024+ (ROIC, Relative TSR, CO2e Reduction). See note 10 for a description of these targets.

The first allocation under the LTIP 2024+ was made on July 29, 2024 and the allocated amount does not materially differ from what was allocated in previous years under the LTIP 2022+. The fair value of the allocated Performance Shares according to IFRS 2 depends on several market conditions such as the share price of the Company on the allocation date or the current target achievement level of Relative TSR and cannot be reliably estimated at this time.

No other significant events have taken place subsequent to the balance sheet date June 30, 2024 that have a material impact on the key figures and earnings presented. Currently, there are no significant changes in the Company’s structure, management, legal form or personnel.